UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

The India Fund, Inc. (IFN)

Semi-Annual Report
June 30, 2015

Aberdeen
Simply asset management.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six months ended June 30, 2015. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Fund Organization Update

Following an extensive due diligence process and cost benefit analysis undertaken in coordination with the Fund’s investment manager, tax advisors, and legal counsels in the U.S., India and Mauritius, the Board of Directors (the “Board”) determined to transition the branch operations from Mauritius and conduct operations directly from the U.S. This transition was effected as of end of day on March 31, 2015. As a result, the Fund no longer receives the benefits under the double taxation treaty between India and Mauritius. In making this decision, the Board considered that any future benefits obtained by the Fund under the Mauritius structure would be limited in light of the long-term buy-and-hold investment strategy of Aberdeen Asset Management Asia Limited (the “Investment Manager”) and would not outweigh the continued costs of operating the Mauritius branch. Although the Fund will continue to use the Mauritius Administrator until tax reclaim cases in Mauritius are completed, the Fund estimates the annual cost savings to be about $421,000.

Total Return Performance

For the six months ended June 30, 2015, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 2.8%, assuming reinvestment of dividends and distributions, versus a return of 1.6% for the Fund’s benchmark, the MSCI India Index1. The Fund’s total returns for the periods ended June 30, 2015 are based on each reported period ended.

Share Price and NAV

For the six months ended June 30, 2015, based on market price, the Fund’s total return was 2.6%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 2.6% over the six month period from $25.81 on December 31, 2014 to $26.49 on June 30, 2015. The Fund’s share price on June 30, 2015 represented a discount of 10.1% to NAV per share of $29.48 on that date, compared with a discount of 10.0% to NAV per share of $28.67 on December 31, 2014.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount, by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10%

or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board of Directors agreed to review the targeted volume-weighted average discount after a two-year period commencing from the completion of the tender offer that expired on April 3, 2014. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may, but is not obligated to, consider other actions to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. Under the open market repurchase policy, the Fund repurchased 2,800 shares for $72,240 during the six-months ended June 30, 2015 and 87,657 shares for $2,316,346 during the year ended December 31, 2014.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and triggers generally include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are flagged as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable states statutory requirements to contact you, but if

The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

unsuccessful, laws may require that the shares be escheated to the appropriate state. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenifn.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenenifn.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 73 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The India Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Indian equities were highly volatile over the six–month period ended June 30, 2015, particularly when compared to the unbridled investor optimism of 2014. Investors remained enthusiastic early on. Two benchmark interest rate cuts by the Reserve Bank of India, facilitated in part by collapsing oil prices, and the generous monetary policies of several major global central banks, boosted India’s major equity market indices in the first quarter of 2015.

However, India’s allure faded swiftly, most notably for offshore investors, when authorities began to submit claims that would retroactively tax certain foreign fund managers investing in India. Even a third interest rate cut late in the period could not halt the market’s slide. Investors appeared to be unnerved by the Reserve Bank of India’s (RBI’s) cautious statement on inflation, interpreting it to mean that rates would not be lowered again in the medium term. The threat of a disappointing monsoon season added to concerns. Meanwhile, poor data on China’s economy, growing fears of a Greek debt default, and the specter of U.S. interest rate normalization hung heavily over most regional indices in the second quarter.

Fund performance review

The Fund outperformed versus its benchmark, the Morgan Stanley Capital International (MSCI) India Index, for the six-month period ended June 30, 2015. Overall positive stock selection outweighed negative sector allocation.

Stock selection in the materials sector was the key contributor to Fund performance for the reporting period. The holdings in cement-makers Ultratech Cements and ACC benefited from the government’s pledge to increase spending on infrastructure and homes. In our view, these firms are efficiently managed, with robust balance sheets. Additionally, absence of exposure to companies in the metals sector contributed to Fund performance, as many, including Hindalco and Tata Steel, were hampered by subdued demand and a drop in global commodity prices. Elsewhere, the Fund’s position in industrial firm Container Corp. of India enhanced performance on the back of good results, as well as hopes of a demand recovery spurred by the potential overhaul of rail infrastructure as part of Indian Prime Minister Narendra Modi’s reform agenda.

Performance also benefited from stock selection in the financials sector, where the Fund holds the more conservatively-managed privately-owned banks, which boast better asset quality than their state-owned peers, in our opinion. Shares of HDFC Bank advanced on positive results, while Kotak Mahindra Bank gained following its successful merger with ING Vysya Bank. This offset the negative impact of the holding in one of the largest detractors, ICICI Bank, which faced continued pressure from non-performing loans. Nonetheless, ICICI’s earnings were consistently decent, while its balance sheet remains well capitalized, in our view.

Conversely, auto-sector holding Hero MotoCorp’s earnings were hindered by its partnership with U.S.-based Erik Buell Racing, which filed for bankruptcy. While we feel that this is disappointing, the company assured investors there would be no impact on product development. Excluding this one-off hit, the company’s profits for its fourth quarter and 2015 fiscal year were healthy, even amid a decelerating rural economy. Meanwhile, the absence of a position in conglomerate Reliance Industries also weighed on performance, given its dominant position in the benchmark index. However, we have concerns around its corporate governance.

Over the long term, we are benchmark-aware, but not benchmark-driven in our decision making process. We do not equate the quality of a company with either market capitalization or index membership. As such, indices do not serve as a starting point for portfolio construction, and we are comfortable taking positions that differ from the benchmark.

Outlook

Indian equities have endured a marked increase in volatility recently and, given the lack of immediate catalysts, the MSCI India Index could trade range-bound in the short-term, in our opinion. We think that Prime Minister Modi has made considerable policy headway during his tenure, proving he is not entirely hamstrung by the opposition majority in the upper house by passing close to 50 bills. However, many investors are frustrated at the glacial progress of pivotal reforms around land acquisitions and a unified goods and services tax. Meanwhile, economic signals remain mixed. While recent data on growth and industrial production have been encouraging, exports remain subdued. At the corporate level, earnings are coming under pressure from lackluster demand, while companies continue to defer investment plans. Nevertheless, we believe that these same businesses are well positioned to benefit in the event of a demand driven recovery. In that case, we think earnings could pick up swiftly, and perhaps drive a welcome increase in stock prices.

We remain optimistic regarding the medium- to long-term potential of India’s equity markets. Current fluctuations aside, at demographic, economic and corporate level, we believe that India is still one of the most compelling investment destinations in the region.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark of MSCI India Index for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.6%	16.4%	4.9%	11.6%
Market Value	11.5%	17.2%	5.0%	10.6%
MSCI India Index	3.3%	12.0%	2.5%	10.6%

Aberdeen Asset Management Asia Limited had entered into a written contract with the Fund to waive fees or limit expenses without which performance would have been lower. This contract expired on December 18, 2014; see Note 3 in the Notes to Financial Statements for further information. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes management fees, administrative fees (such as Director and legal fees) and custodial changes. The Fund’s total return is based on the reported NAV on each annual period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The net operating expense ratio for the six months ended June 30, 2015 was 1.30%.

The India Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of the net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry. As of June 30, 2015, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of June 30, 2015, the Fund held 99.9% of its net assets in equities, 0.2% in a short-term investment and (0.1)% in liabilities in excess of other assets.

Sector Allocation	As a Percentage of Net Assets
Financials	21.7%
Consumer Staples	17.0%
Information Technology	16.5%
Materials	15.6%
Consumer Discretionary	10.0%
Health Care	9.3%
Industrials	5.9%
Telecommunication Services	2.2%
Utilities	1.7%
Short Term Investment and Other Liabilities in Excess of Other Assets	0.1%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2015:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	10.1%
Tata Consultancy Services Ltd.	7.2%
Infosys Ltd.	7.0%
ICICI Bank Ltd.	6.2%
UltraTech Cement Ltd.	5.1%
Hindustan Unilever Ltd.	4.9%
Bosch Ltd.	4.9%
ITC Ltd.	4.5%
Ambuja Cements Ltd.	4.3%
Godrej Consumer Products Ltd.	4.2%

The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—99.9%
COMMON STOCKS—99.9%
INDIA—99.9%
AUTO COMPONENTS—4.9%
124,003	Bosch Ltd.	$42,454,670
AUTOMOBILES—3.7%
820,823	Hero MotoCorp Ltd. (a)	32,426,503
BANKS—11.6%
1,767,748	HDFC Bank Ltd. (a)	29,557,694
11,154,000	ICICI Bank Ltd. (a)	54,127,691
800,000	Kotak Mahindra Bank Ltd. (a)	17,262,439
		100,947,824
CHEMICALS—3.2%
2,380,880	Asian Paints Ltd. (a)	28,317,123
CONSTRUCTION MATERIALS—12.4%
592,000	ACC Ltd. (a)	13,452,957
10,301,000	Ambuja Cements Ltd. (a)	37,135,050
250,085	Grasim Industries Ltd. (a)	13,560,357
943,000	UltraTech Cement Ltd. (a)	44,329,712
		108,478,076
ELECTRIC UTILITIES—0.9%
6,650,920	Tata Power Co. Ltd. (a)	7,738,112
ELECTRICAL EQUIPMENT—1.2%
499,224	ABB India Ltd. (a)	10,364,864
FOOD PRODUCTS—3.4%
296,810	Nestle India Ltd.	29,643,246
GAS UTILITIES—0.8%
1,200,000	GAIL India Ltd. (a)	7,396,128
HOUSEHOLD PRODUCTS—4.9%
2,970,221	Hindustan Unilever Ltd. (a)	42,668,838
INFORMATION TECHNOLOGY SERVICES—16.5%
115,303	CMC Ltd.	3,567,005
3,936,000	Infosys Ltd. (a)	61,361,695
2,600,000	MphasiS Ltd. (a)	16,779,384
1,558,967	Tata Consultancy Services Ltd.	62,549,634
		144,257,718
MACHINERY—1.1%
415,430	Cummins India Ltd. (a)	5,802,835
237,758	Thermax Ltd.	3,877,195
		9,680,030
PERSONAL PRODUCTS—4.2%
1,883,240	Godrej Consumer Products Ltd. (a)	36,374,159

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2015

Shares	Description	Value (US$)

PHARMACEUTICALS—9.3%
194,107	GlaxoSmithKline Pharmaceuticals Ltd. (a)(b)	$10,244,851
1,000,000	Lupin Ltd. (a)	29,482,330
981,000	Piramal Enterprises Ltd.	14,265,170
320,000	Sanofi India Ltd.	17,694,724
661,000	Sun Pharmaceutical Industries Ltd.	9,086,674
		80,773,749
ROAD & RAIL—3.6%
1,203,498	Container Corp. of India (a)	31,692,789
TEXTILES, APPAREL & LUXURY GOODS—1.4%
2,090,104	Titan Co., Ltd. (a)	11,963,542
THRIFTS & MORTGAGE FINANCE—10.1%
4,326,614	Housing Development Finance Corp. Ltd. (a)	88,112,660
TOBACCO—4.5%
7,910,381	ITC Ltd. (a)	39,199,054
WIRELESS TELECOMMUNICATION SERVICES—2.2%
2,100,000	Bharti Airtel Ltd. (a)	13,836,550
800,000	Bharti Infratel Ltd.	5,638,191
		19,474,741
	Total Common Stocks	871,963,826
	Total Long-Term Investments—99.9% (cost $430,227,932)	871,963,826
Par Amount
SHORT-TERM INVESTMENT—0.2%
$1,446,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 06/30/2015, due 07/01/2015 repurchase price $1,446,000, collateralized by a U.S. Treasury Note, maturing 04/30/2022; total market value of $1,478,663	1,446,000
	Total Short-Term Investment—0.2% (cost $1,446,000)	1,446,000
	Total Investments—100.1% (cost $431,673,932) (c)	873,409,826

	Liabilities in Excess of Other Assets—(0.1)%	(753,983)
	Net Assets—100.0%	$872,655,843

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2015

Assets
Investments, at value (cost $430,227,932)	$871,963,826
Repurchase agreement, at value (cost $1,446,000)	1,446,000
Foreign currency, at value (cost $5,846,812)	5,844,203
Cash	643
Dividends receivable	2,318,066
Receivable for investments sold	1,539,455
Prepaid expenses	140,131
Total assets	883,252,324

Liabilities
Deferred foreign capital gains tax	7,484,735
Foreign tax payable	1,355,286
Payable for investments purchased	772,839
Investment management fees payable (Note 3)	710,995
Administration fee payable (Note 3)	55,894
Investor relations fees payable (Note 3)	50,099
Director fees payable	2,485
Accrued expenses	164,148
Total liabilities	10,596,481

Net Assets	$872,655,843

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$29,604
Paid-in capital in excess of par	394,793,241
Distributions in excess of net investment income	(1,439,915)
Accumulated net realized gain from investments and foreign currency transactions	45,020,139
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	434,252,774
Net Assets	$872,655,843
Net asset value per share based on 29,604,481 shares issued and outstanding	$29.48

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2015

Net Investment Income

Income
Dividend and other income (net of foreign withholding taxes of $0)	$5,872,200
5,872,200

Expenses
Investment management fee (Note 3)	4,495,249
Administration fee (Note 3)	370,278
Custodian’s fees and expenses	190,587
Directors’ fees and expenses	174,555
Investor relations fees and expenses (Note 3)	101,649
Reports to shareholders and proxy solicitation	87,045
Legal fees and expenses	78,245
Independent auditors’ fees and expenses	66,036
Insurance expense	64,677
Foreign tax expense	38,070
Transfer agent’s fees and expenses	12,660
Miscellaneous	91,700
Net expenses	5,770,751

Net Investment Income	101,449

Net Realized and Unrealized Gain/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	35,516,509
Foreign currency transactions	889,572
36,406,081

Net change in unrealized appreciation/(depreciation) on:
Investments (including $7,484,735 change in deferred capital gains tax) (Note 2g)	(11,427,367)
Foreign currency translation	94,403
(11,332,964)
Net realized and unrealized gain from investments and foreign currency transactions	25,073,117
Net Increase in Net Assets Resulting from Operations	$25,174,566

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (unaudited)	For the Year Ended December 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$101,449	$2,433,668
Net realized gain from investments and foreign currency transactions	36,406,081	60,555,999
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(11,332,964)	169,634,146
Net increase in net assets resulting from operations	25,174,566	232,623,813

Distributions to Shareholders from:
Net investment income	—	(3,523,266)
Net realized gains	—	(51,656,335)
Net decrease in net assets from distributions	—	(55,179,601)

Capital Share Transactions:
Cost of shares tendered (0 and 5,240,267, respectively, including expenses of $232,072) (Note 5)	—	(128,259,138)
Cost of shares repurchased under semi-annual repurchase offer (0 and 0 shares, net of repurchase fee of $0 and $0, including expenses of $0 and $(12,128), respectively) (Note 6)	—	12,128
Repurchase of shares under open market repurchase policy (2,800 and 87,567, respectively) (Note 7)	(72,240)	(2,316,346)
Change in net assets from capital share transactions	(72,240)	(130,563,356)
Change in net assets resulting from operations	25,102,326	46,880,856

Net Assets:
Beginning of period	847,553,517	800,672,661
End of period (including distributions in excess of net investment income of ($1,439,915) and ($1,541,364), respectively)	$872,655,843	$847,553,517

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2015 (unaudited)		For the Fiscal Years Ended December 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net asset value, beginning of period	$28.63		$22.92	$23.79	$21.57	$35.71	$32.78
Net investment income/(loss)	–		0.08	0.10	0.11	(0.02)	(0.02)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.85		7.40	0.05	4.44	(13.08)	6.76
Income tax (expense) reversal(b)	–		–	–	–	0.12	–
Total from investment operations	0.85		7.48	0.15	4.55	(12.98)	6.74
Dividends and distributions to shareholders:
Net investment income	–		(0.12)	(0.08)	(0.15)	(0.02)	(0.09)
Net realized gains	–		(1.74)	(0.87)	(2.22)	(1.09)	(3.68)
Tax return of capital	–		–	–	–	(0.09)	(0.10)
Total dividends and distributions to shareholders	–		(1.86)	(0.95)	(2.37)	(1.20)	(3.87)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	(0.21)	–	–	–
Impact due to shares tendered or repurchased (Notes 5 and 6)	–		0.08	0.04	0.04	0.04	0.06
Impact due to open market repurchase policy (Note 7)	–		0.01	0.10	–	–	–
Total capital share transactions	–		0.09	(0.07)	0.04	0.04	0.06
Net asset value, end of period	$29.48		$28.63	$22.92	$23.79	$21.57	$35.71
Market value, end of period	$26.49		$25.81	$20.00	$20.91	$19.04	$35.11

Total Investment Return Based on(c):
Market value	2.63%		37.83%	0.16%	21.70%	(42.96% )	28.01%
Net asset value	2.97%		33.41% (d)	0.89%	22.22%	(36.47% )	21.94%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$872,656		$847,554	$800,673	$877,076	$880,876	$1,581,368
Average net assets (000 omitted)	$896,112		$837,505	$874,054	$940,120	$1,268,468	$1,635,394
Net operating expenses, after income tax reversal, after reimbursement and waiver(e)	1.30%	(f)	1.47%	1.17%	1.16%	1.01%	1.32%
Net operating expenses, before income tax reversal, after reimbursement and waiver(e)	1.30%	(f)	1.47%	1.17%	1.16%	1.40% (b)	1.32%
Net operating expenses, before income tax reversal, prior to reimbursement and waiver(e)	1.30%	(f)	1.74%	1.43%	1.41%	1.44%	1.32%
Net investment income/(loss)	0.02%	(f)	0.29%	0.41%	0.49%	(0.07% )	(0.05% )
Portfolio turnover	3.85%		3.28%	3.32%	36.36%	51.39%	50.55%

(a)	Based on average shares outstanding.
(b)	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note 2f). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(e)	Ratio inclusive of foreign tax expense.
(f)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2015

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment if the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board of Directors of the Fund (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 based on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets. Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Auto Components	$42,454,670	$–	$–	$42,454,670
Food Products	29,643,246	–	–	29,643,246
Information Technology Services	66,116,639	78,141,079	–	144,257,718
Machinery	3,877,195	5,802,835	–	9,680,030
Pharmaceuticals	41,046,568	39,727,181	–	80,773,749
Wireless Telecommunication Services	5,638,191	13,836,550	–	19,474,741
Other	–	545,679,672	–	545,679,672
Short-Term Investment	–	1,446,000	–	1,446,000
Total	$188,776,509	$684,633,317	$–	$873,409,826

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2015.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six months ended June 30, 2015, the security issued by Bosch Ltd. in the amount of $42,454,670, transferred from Level 2 to Level 1 because no valuation factor was applied at June 30, 2015. During the six months ended June 30, 2015, the securities issued by Godrej Consumer Products Ltd., GlaxoSmithKline Pharmaceuticals Ltd. and MphasiS Ltd. in the amounts of $36,374,159, $10,244,851 and $16,779,384, transferred from Level 1 to Level 2 because there was a valuation factor applied at June 30, 2015. For the six months ended June 30, 2015, there were no significant changes to the fair valuation methodologies other than described above.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreements, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,446,000 as of June 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency losses and investments in passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and was deductible by the Fund; the remaining fifty percent was characterized as a penalty and was not deductible or otherwise recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was reversed. The combination of the reimbursed settlement and reversal of the prior accrual was reflected in the 2011 statement of operations.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

In September 2014, the Indian Central Board of Direct Taxes (CBDT) began submitting retrospective claims for a minimum alternative tax (MAT) at a rate of 18.5% on book accounting profits of foreign portfolio investors (FPIs) that invest in Indian securities. Despite the general understanding of the industry that MAT was not meant to apply to foreign companies not having a business presence in India, the CBDT has taken the position that MAT applies to corporate FPIs on all income (including capital gains) for past periods extending up to seven years, through March 31, 2015. In April 2015, the CBDT clarified, verbally, that FPIs domiciled in countries benefiting from double taxation treaties with India are exempt from the MAT levy. In May 2015, the India Finance Minister announced the formation of a high-level committee to review whether the MAT should be applied retroactively to FPIs. Following the formation of the committee, the CBDT announced its instruction to its tax officials to stay MAT proceedings against FPIs and cease issuance of new notices. To date, the Fund has not been issued any notices of claims related to MAT. The Fund is not currently accruing for MAT liability as management does not anticipate the imposition of the MAT retrospectively for the Fund due to its tax treaty that was in place during the claim period. Management continues to monitor these developments and evaluate the impact, if any, on the Fund’s financial statement disclosures.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% of the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1,500 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six month period ended June 30, 2015, AAMAL earned a gross management fee of $4,495,249.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. Prior to December 19, 2014, for its services, AAMI received a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500 billion of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500 billion of the Fund’s average monthly net assets. Effective December 19, 2014, AAMI receives a fee that is computed monthly and paid quarterly at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six month period ended June 30, 2015, the Fund paid a total of $355,499 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six month period ended June 30, 2015, fees and expenses for the Mauritius Administrator amounted to $14,779.

(c) Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, these investor relations services fees are capped at an annual rate of 0.05% of the Fund’s average net assets. During the six months ended June 30, 2015, the Fund incurred fees of approximately $102,048 of which AAMI waived $0 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2015, were $34,421,057 and $90,236,624, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the six months ended June 30, 2015, the Fund repurchased 2,800 shares pursuant to its open market repurchase policy. See Note 7 of the Notes to Financial Statements for further information. As of June 30, 2015, there were 29,604,481 shares of common stock issued and outstanding.

On March 7, 2014, the Fund announced that in accordance with its cash tender offer (the “Offer”) to purchase up to 15% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on April 3, 2014 (the “Expiration Date”), the Fund accepted 5,240,267 properly tendered shares, representing 15% of the Fund’s outstanding shares, at a price per share of $24.4314 (the “Purchase Price”). The Purchase Price was equal to 98% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on April 4, 2014. In the Offer, 15,332,556 shares, or 43.89% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. Accordingly, under final proration, the Fund accepted for payment approximately 34.18% of the shares validly tendered in the Offer. Following the repurchase of properly tendered shares, the Fund had 29,694,848 shares outstanding.

6. Semi-Annual Repurchase Offers

At a Special Meeting of Stockholders on February 3, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective February 3, 2014. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV and when management reasonably believes that such repurchases may enhance stockholders’ value (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 under the 1940 Act. The repurchases were made at net asset value (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Fund’s Board.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers the Board agreed to review the targeted discount percentage after a two-year period commencing from the completion of the tender offer. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may potentially consider, although it is not obligated to, other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. Under the open market repurchase policy, the Fund repurchased 2,800 shares for $72,240 during the six-months ended June 30, 2015 and 87,657 shares for $2,316,346 during the year ended December 31, 2014.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2015

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$431,673,932	$448,198,857	$(6,462,963)	$441,735,894

11. Foreign Income Tax

Prior to April 1, 2015, the Fund conducted its investment activities in India as a tax resident of Mauritius to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund was required to meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund, in any year that it had taxable income for Mauritius tax purposes, paid tax on its net income for Mauritius tax purposes at a rate of 15%, but was able to offset 80% of this rate through a foreign tax credit.

Following an extensive due diligence process and cost benefit analysis undertaken in coordination with the Fund’s Investment Manager, tax advisors and legal counsels in the U.S., India and Mauritius, the Board of Directors determined to transition the branch operations from Mauritius and conduct operations directly from the U.S. This transition was effected as of end of day on March 31, 2015. As a result, the Fund no longer receives the benefits under the tax treaty. In making this decision, the Board considered that any future benefits obtained by the Fund under its current structure would be limited in light of the long-term buy and hold investment strategy of the Investment Manager and would not support the continued costs of operating the Mauritius branch. Although the Fund will continue to use the Mauritius Administrator until tax reclaim cases in Mauritius are completed, the Fund estimates the annual cost savings to be about $421,000.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of June 30, 2015.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Thursday, June 18, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class I Directors to the Board of Directors:

	Votes For	Votes Withheld
Jeswald W. Salacuse,	20,170,033	2,249,621
Martin J. Gilbert	20,210,645	2,209,009

Directors whose term of office continued beyond this meeting are as follows: Leslie H. Gelb, Stephane R.F. Henry, J. Marc Hardy, Hugh Young and Luis F. Rubio. The complete list of Directors can be referenced on the Corporate Information page that follows.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by Computershare Trust Company N.A., as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making openmarket purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business Fund Services, Ltd.

33, Edith Cavell Street,

Port Louis, Mauritius

Custodians

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02110

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2015 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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IFN-SEMI-ANNUAL

Aberdeen
Simply asset management.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs (1)
January 1 through January 31, 2015	None	None	None	2,486,920

February 1 through February 28, 2015	None	None	None	2,486,920

March 1 through March 31, 2015	None	None	None	2,486,920
April 1 through April 30, 2015	None	None	None	2,486,920
May 1 through May 31, 2015	2,800	$25.78	2,800	2,484,120
June 1 through June 30, 2015	None	None	None	2,484,120
Total	2,800	$25.78	2,800	—

(1) The open market repurchase policy was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 4, 2015

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 4, 2015